EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Reve Technologies, Inc. for the fiscal quarter ending March 31, 2015, I, Tamio Stehrenberger, Chief Executive Officer of Reve Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2015, fairly presents, in all material respects, the financial condition and results of operations of Reve Technologies, Inc.

Dated: May 15, 2015	By:	/s/ Tamio Stehrenberger
Tamio Stehrenberger, President, Principle Executive Officer, Principle Financial Officer and Director